                                   Exhibit 24
                               Powers of Attorney


                              GRUBB & ELLIS COMPANY
                             REGISTRATION STATEMENT

                                POWER OF ATTORNEY

                                 RIGHTS OFFERING

     Robert J. Hanlon, Jr., the undersigned Senior Vice President and Chief Financial Officer of Grubb & Ellis Company (the "Company"), hereby constitutes and appoints Robert J. Walner and Carol Vanairsdale, jointly and severally, his attorneys with full power of substitution, to sign and file with the Securities and Exchange Commission, in his capacity as Senior Vice President and Chief Financial Officer of the Company, a registration statement to be filed under the Securities Act of 1933, as amended, with respect to the Company's offering of rights to purchase shares of the Company's Common Stock in connection with the Company's March/April 1994 financing, and any and all amendments and supplements thereto, both pre-effective and post-effective, and any and all instruments or documents filed as part of or in conjunction with the registration statement or amendments or supplements thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 17th day of March, 1994.




                         /s/ Robert J. Hanlon, Jr.
                         -------------------------------------------------------
                         Robert J. Hanlon, Jr.

                              GRUBB & ELLIS COMPANY
                             REGISTRATION STATEMENT

                                POWER OF ATTORNEY

                                 RIGHTS OFFERING

     Wilbert F. Schwartz, the undersigned President and Chief Executive Officer of Grubb & Ellis Company (the "Company"), hereby constitutes and appoints Robert
J. Walner and Carol Vanairsdale, jointly and severally, his attorneys with full power of substitution, to sign and file with the Securities and Exchange Commission, in his capacity as President and Chief Executive Officer of the Company, a registration statement to be filed under the Securities Act of 1933, as amended, with respect to the Company's offering of rights to purchase shares of the Company's Common Stock in connection with the Company's March/April 1994 financing, and any and all amendments and supplements thereto, both pre-effective and post-effective, and any and all instruments or documents filed as part of or in conjunction with the registration statement or amendments or supplements thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 17th day of March, 1994.




                         /s/ Wilbert F. Schwartz
                         -------------------------------------------------------
                         Wilbert F. Schwartz

                              GRUBB & ELLIS COMPANY
                             REGISTRATION STATEMENT

                                POWER OF ATTORNEY

                                 RIGHTS OFFERING

     Each of the undersigned directors of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner and Carol Vanairsdale, jointly and severally, his attorneys with full power of substitution, to sign and file with the Securities and Exchange Commission, in his capacity as such director of the Company, a registration statement to be filed under the Securities Act of 1933, as amended, with respect to the Company's offering of rights to purchase shares of the Company's Common Stock in connection with the Company's March/April 1994 financing, and any and all amendments and supplements thereto, both pre-effective and post-effective, and any and all instruments or documents filed as part of or in conjunction with the registration statement or amendments or supplements thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

     This instrument may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one instrument.

     IN WITNESS WHEREOF, we have signed these presents this 17th day of March, 1994.



     /s/ Wilbert F. Schwartz                 /s/ Joe. F. Hanauer
     ----------------------------------      ---------------------------------
     Wilbert F. Schwartz                     Joe F. Hanauer



     /s/ Lawrence S. Bacow                   /s/ Reuben S. Leibowitz
     ----------------------------------      ---------------------------------
     Lawrence S. Bacow                       Reuben S. Leibowitz



                                             /s/ John D. Santoleri
     ----------------------------------      ---------------------------------
     Kenneth E. Field                        John D. Santoleri